                                                               EXHIBIT 10.5

                                                       [EXECUTION COPY]



                            PLEDGE AGREEMENT



               THIS PLEDGE AGREEMENT, dated as of August __ 1997, made by BURKE INDUSTRIES, INC., a California corporation (the "Pledgor"), in favor of NationsBank, N.A., a national banking association with its principal office located in Atlanta, Georgia (the "Agent"), in its capacity as agent for the financial institutions (the "Lenders") party from time to time to the Loan and Security Agreement dated as of August __, 1997 (the same as it may be amended, modified, supplemented, extended or refinanced from time to time, being the "Loan Agreement"), between the Pledgor, the Lender and the Agent.

                         PRELIMINARY STATEMENT

               Pursuant to the Loan Agreement, the Lenders have made or have agreed to make certain financial accommodations to the Pledgor in the form of revolving credit loans under a $15,000,000 revolving credit facility, on the terms and conditions more particularly set forth in the Loan Agreement.
Terms defined in the Loan Agreement, unless otherwise defined herein, are used herein as therein defined.

               The Pledgor's obligations under the Loan Agreement are secured by substantially all of the Pledgor's assets. The Pledgor is the owner of all of the issued and outstanding capital stock of the companies listed on ANNEX A attached hereto ("Pledged Shares"). The Lenders and the Agent have required as a condition to entering into the Loan Agreement and extending the credit and financial accommodations described therein that the Pledgor enter into this Pledge Agreement.

                        STATEMENT OF AGREEMENT

               NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans to the Pledgor under the Loan Agreement, the Pledgor hereby agrees as follows:

               Section 1. PLEDGE. The Pledgor hereby mortgages, pledges and assigns to the Agent, for its benefit and the benefit of the Lenders, and grants to the Agent, for its benefit and the benefit of the Lenders, a security interest in the following (the "Pledged Collateral"):

                    (a) the Pledged Shares and the certificates representing the Pledged Shares and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

                    (b) Any additional shares of any class of stock of any issuer of the Pledged Shares from time to time acquired by the Pledgor in any manner and the certificates representing such additional shares and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

                    (c)  all proceeds of the foregoing.

               Section 2. SECURITY FOR OBLIGATIONS. This Pledge Agreement secures the payment and performance of all of the Secured Obligations now or hereafter existing.

               Section 3. DELIVERY OF PLEDGED COLLATERAL. All certificates representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Agent, for the benefit of the Lenders, pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. The Agent shall have the right, at any time in its discretion and without notice to the Pledgor, when an Event of Default exists, to transfer to or to register in the name of the Agent or any of its nominees, for the benefit of the Lenders, any or all of the Pledged Collateral, subject only to the revocable rights specified in
SECTION 6(A). The Agent shall have the right at any time when an Event of Default exists to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations. The Pledgor acknowledges that all certificates or instruments deposited by the Pledgor or transferred to or registered in the name of the Agent in accordance with this SECTION 3 are deposited, transferred or registered to secure the payment and performance of the Secured Obligations.

               Section 4. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants as follows:

                    (a) The execution, delivery and performance of this Pledge Agreement in accordance with its terms and the grant of the security interest hereunder are within the Pledgor's corporate power and have been duly authorized by all necessary corporate action on the part of the Pledgor. This Agreement has been duly executed and delivered by an authorized officer of the Pledgor and is a legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms.

                    (b) The execution, delivery and performance of this Agreement in accordance with its terms and the grant of the security interest hereunder do not and will not, by the passage of time, the giving of notice or otherwise,

                        (i) require any Governmental Approval or violate any Applicable Law relating to the Pledgor, the violation of which reasonably could be expected to have a Materially Adverse Effect,

                        (ii) conflict with, result in a breach of or constitute a default under the Pledgor's articles of incorporation or bylaws,

                        (iii) conflict with, result in a breach of or constitute
                    a default under any indenture, agreement or other instrument to which the Pledgor is a party or by which it or any of its properties may be bound or any Governmental Approval, if the effect thereof, singly or in the aggregate, reasonably could be expected to have a Materially Adverse Effect, or

                        (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Pledgor, other than the security interest granted hereunder in favor of the Agent, for the benefit of itself as Agent and the Lenders.

                    (c) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor, or (ii) for the exercise by the Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, other than the filing of financing statements for the purpose of giving public notice of the security interest granted hereby.

                    (d) The Pledged Shares are not subject to any restriction prohibiting or limiting, in any material respect, the transfer thereof either by the Pledgor in connection herewith or by the Agent in connection with the exercise of its remedies hereunder, other than under applicable securities laws.

                    (e) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable and represent 100% of the issued and outstanding shares of each of the Pledgor's Subsidiaries.

                    (f) The Pledgor is the legal and beneficial owner of the Pledged Collateral free and clear of any lien, security interest, option or other charge or encumbrance, except for the security interest created by this Agreement.

                    (g) The pledge of the Pledged Shares pursuant to this Pledge Agreement creates a valid security interest in the Pledged Collateral, securing the payment of the Secured Obligations, and all deliveries, filings or other actions necessary to perfect and protect such security interest in the Pledged Shares have been taken or will be taken simultaneously with the execution and delivery of this Agreement.

                    (h) None of the Pledged Collateral is evidenced by any instrument not delivered to the Agent in accordance with the terms hereof.

                    (i) The principal place of business and chief executive office of the Pledgor is located at 2250 South Tenth Street, San Jose, California 95112.

    Section 5. FURTHER ASSURANCES. The Pledgor agrees that at any time, and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may request in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

    Section 6. VOTING RIGHTS, DIVIDENDS; ETC.

         (a) So long as no Event of Default shall have occurred and be continuing:

              (i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Loan Agreement; PROVIDED, HOWEVER, that the Pledgor shall not exercise or shall refrain from exercising any such right if, in the Agent's reasonable judgment, such action would have a Materially Adverse Effect on the Agent's or any Lenders' rights in the Pledged Collateral.

              (ii) The Pledgor shall be entitled to receive and retain any and all dividends paid in respect of the Pledged Collateral; PROVIDED, HOWEVER, that any and all

                      (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

                      (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                      (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral,

         shall be Pledged Collateral and shall be forthwith delivered to the Agent to hold, for the benefit of itself as Agent and the Lenders, as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the Agent, be segregated from the other property or funds of the Pledgor and be forthwith delivered to the Agent, for the benefit of itself as Agent and the Lenders, as Pledged Collateral in the same form as so received (with any necessary endorsement).

              (iii) The Agent shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to CLAUSE (I) above and to receive the dividends or interest payments which it is authorized to receive and retain pursuant to CLAUSE (II) above.

         (b)  Upon the occurrence and during the continuance of an Event of
    Default:

              (i) upon the Agent's election evidenced by a written notice to the Pledgor, all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to SECTION 6(A)(I) and to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to SECTION 6(A)(II) shall cease, and all such rights shall thereupon become vested in the Agent, for the benefit of itself as Agent and the Lenders, who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments; and

              (ii) all dividends and interest payments which are received by the Pledgor contrary to the provisions of CLAUSE (I) of this
         SECTION 6(B) shall be received in trust for the Agent, for the benefit of itself as Agent and the Lenders, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Agent, for the benefit of itself as Agent and the Lenders, as Pledged Collateral in the same form as so received (with any necessary endorsement).

    Section 7. TRANSFERS AND OTHER LIENS.

    (a) The Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, or
(ii) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest granted to the Agent under this Agreement and Permitted Liens.

    (b) The Pledgor agrees that it (i) will cause the issuers of the Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuers, except to the Pledgor, and (ii) will pledge hereunder, immediately upon the Pledgor's acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of the Pledged Shares, subject to the limitations set forth herein.

    Section 8. AGENT APPOINTED ATTORNEY-IN-FACT. The Pledgor hereby appoints the Agent as the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Agent's discretion to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, subject to the provisions of SECTION 6, to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution that constitutes Pledged

Collateral or that are payable to the Agent pursuant to the terms hereof and to give full discharge for the same.

    Section 9. AGENT MAY PERFORM. If the Pledgor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Agent incurred in connection therewith shall be payable by the Pledgor under SECTION 13.

    Section 10. REASONABLE CARE. The Agent and the Lenders shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in the Agent's possession if the Pledged Collateral is accorded treatment substantially equal to that which the Agent accords its own property of the same type or, if the Agent appoints an agent to hold the Pledged Collateral on its behalf or on behalf of the Lenders, such agent agrees to be bound by a similar standard of care, it being understood that neither the Agent, any Lender nor any such agent shall have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Agent, any Lender or any such agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

    Section 11. EVENTS OF DEFAULT. The occurrence of any one or more of the following shall constitute an Event of Default hereunder:

         (a)  the occurrence of any "Event of Default" under the Loan
    Agreement; or

         (b) if, at any time, any representation, warranty, certificate, schedule or report made or delivered by the Pledgor to the Agent and the Lenders hereunder shall prove to have been false or misleading in any material respect as of the time made or furnished.

    Section 12. REMEDIES UPON DEFAULT. If any Event of Default shall have occurred and be continuing:

         (a) The Agent may, and at the direction of the Lenders in their sole and absolute discretion shall, exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code, and the Agent may also, and at the direction of the Lenders in their sole and absolute discretion shall, upon notice specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least five days' written notice to the Pledgor of the time and place of any public sale or the time after which any private sale may be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Agent shall have the right to bid for and purchase any of the Pledged Collateral at any such public sale and shall not be deemed thereby to have retained the Pledged Collateral in satisfaction of the Secured Obligations.

         (b) Any cash held by the Agent as Pledged Collateral and all cash proceeds received by the Agent in respect of any sale of, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to SECTION 13) in whole or in part by the Agent against, all or any part of the Secured Obligations in such order as the Agent shall elect. Any surplus of such cash proceeds held by the Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus. The Pledgor shall remain liable for any deficiency.

         (c) The Pledgor acknowledges that compliance with applicable securities laws may very strictly limit the Agent's conduct in the disposition of all or any part of the Pledged Collateral in accordance with this SECTION 12, and may also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral may dispose of the same. Pledgor acknowledges and agrees that the Agent shall be entitled to place all or any part of the Pledged Collateral for private placement by an investment banking firm, that any such investment banking firm may purchase all or any part of the Pledged Collateral for its own account and that the Agent shall be entitled to place all or any part of the Pledged Collateral privately with a purchaser or purchasers who will represent and agree that they are purchasing the Pledged Collateral for their own account for investment and not with a view to the distribution or sale thereof in violation of applicable securities laws, notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Agent sells the Pledged Collateral.

    Section 13. EXPENSES. The Pledgor will upon demand pay to the Agent and each Lender the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel actually incurred and of any experts and agents, which the Agent or such Lender may incur in connection with (a) the sale of, collection from, or other realization upon, any of the Pledged Collateral, (b) the exercise or enforcement of any of the rights of the Agent or any Lender hereunder, or (c) the failure by the Pledgor to perform or observe any of the provisions hereof. The Lenders shall to the extent reasonably practicable coordinate their activities in the administration of this Pledge Agreement through the Agent to avoid unnecessary duplication of costs and expenses that the Pledgor is required to pay under this SECTION 13, provided that neither the Lenders nor the Agent shall be under any obligation to coordinate such activities during the continuation of an Event of Default.

    Section 14. SECURITY INTEREST ABSOLUTE. All rights of the Agent and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

         (a) any lack of validity or enforceability of the Loan Agreement or any other agreement or instrument relating thereto;

         (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement or the Notes or extension of the maturity date of any of the Notes;

         (c) any exchange, release or nonperfection of any other collateral for all or any of the Secured Obligations; or

         (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Secured Obligations or this Pledge Agreement or otherwise.

    Section 15. RELEASE OF SECURITY INTERESTS. Upon the payment and performance in full of the Secured Obligations and the termination of each of the Lenders' Commitments under the Loan Agreement, the Agent shall release its security interests hereunder in the Pledged Collateral, and the Pledgor shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and the Agent shall, at the Pledgor's request and expense, execute and deliver such other releases, confirmations and acknowledgments as may reasonably be requested to evidence such release.

    Section 16. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

    Section 17. LITIGATION. THE PLEDGOR, THE AGENT AND EACH LENDER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST THE PLEDGOR, THE AGENT OR SUCH LENDER ARISING OUT OF THIS AGREEMENT OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN THE PLEDGOR AND THE AGENT OR ANY LENDER OF ANY KIND OR NATURE.

    Section 18. NOTICES. All notices and other communications provided for hereunder shall be in writing and given in accordance with the provisions of
Section 14.1 of the Loan Agreement and such provisions are hereby incorporated herein by this reference as if fully set forth herein.

    Section 19. CONTINUING SECURITY INTEREST This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the release thereof as provided in SECTION 15,
(b) be binding upon the Pledgor, its successors and assigns, and (c) inure to the benefit of the Agent and the Lenders and their respective successors and assigns, provided that any assignment of the Agent's or any Lenders' rights hereunder that is made other than during the continuance of an Event of Default shall be made only in connection with an assignment of all or a portion of the Loans and the Commitments that is permitted under the Loan Agreement.

    Section 20. GOVERNING LAW; TERMS.

    (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

    (b) The Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Agent, or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Pledgor or its properties in the courts of any jurisdiction.

    (c) The Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any court referred to in SECTION 20(B). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

    (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in SECTION 18. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

    IN WITNESS WHEREOF, the Pledgor and the Agent have caused this Agreement to be duly executed and delivered under seal by their respective officers thereunto duly authorized as of the date first above written.

                                           PLEDGOR:

                                           BURKE INDUSTRIES, INC.
[CORPORATE SEAL]

                                           By: ________________________________
                                               Name:
Attest:                                        Title:

By: ______________________________
    Name:
    Title:


                                           Agent:

                                           NATIONSBANK, N.A.


                                           By: ________________________________
                                               Name:
                                               Title:

                                    ANNEX A

                                 Pledged Shares


COMPANY               AUTHORIZED SHARES   ISSUED SHARES  CERTIFICATE NO.

Burke Flooring        7500                100                  1
Products, Inc.

Burke Custom          7500                100                  1
Processing, Inc.

Burke Rubber          7500                100                  1
Company, Inc.

                       IRREVOCABLE STOCK TRANSFER POWER


     FOR VALUE RECEIVED, BURKE INDUSTRIES INC., a California corporation, hereby sells, assigns, and transfers unto _____________________________100 shares of _____ par value, Common Stock in BURKE CUSTOM PROCESSING, INC., a California corporation (the "Company"), represented by Certificate No. ______ herewith, and hereby irrevocably constitutes and appoints _______________________________ attorney to transfer the said stock on the books of said Company, with full power of substitution in the premises.

Dated:


                                          BURKE INDUSTRIES, INC.


Attest:                                   By: _____________________________
                                          Name:
                                          Title:

 ________________________________
Name:
Title:

                      IRREVOCABLE STOCK TRANSFER POWER


     FOR VALUE RECEIVED, BURKE INDUSTRIES INC., a California corporation, hereby sells, assigns, and transfers unto _____________________________100 shares of

_____ par value, Common Stock in BURKE FLOORING PRODUCTS, INC., a California

corporation (the "Company"), represented by Certificate No. ______ herewith, and hereby irrevocably constitutes and appoints _______________________________

attorney to transfer the said stock on the books of said Company, with full power of substitution in the premises.

Dated:


                                       BURKE INDUSTRIES, INC.


Attest:                                By:  ________________________________
                                       Name:
                                       Title:

__________________________________
Name:
Title:

                          IRREVOCABLE STOCK TRANSFER POWER


     FOR VALUE RECEIVED, BURKE INDUSTRIES INC., a California corporation, hereby sells, assigns, and transfers unto _____________________________100 shares of

_____ par value, Common Stock in BURKE RUBBER COMPANY, INC., a California

corporation (the "Company"), represented by Certificate No. ______ herewith, and hereby irrevocably constitutes and appoints _______________________________

attorney to transfer the said stock on the books of said Company, with full power of substitution in the premises.

Dated:


                                          BURKE INDUSTRIES, INC.


Attest:                                   By:  ______________________________
                                          Name:
                                          Title:

__________________________________
Name:
Title: